Exhibit 99.3

CARMAX AUTO OWNER TRUST 2024-2,

as Issuer,

CARMAX BUSINESS SERVICES, LLC,

as Administrator,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated as of April 1, 2024

ADMINISTRATION AGREEMENT, dated as of April 1, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), by and among CARMAX AUTO OWNER TRUST 2024-2, a Delaware statutory trust (the “Issuer”), CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company, as administrator (in such capacity, the “Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (in such capacity, the “Indenture Trustee”).

WHEREAS, the Issuer is issuing 5.532% Class A-1 Asset-backed Notes, 5.65% Class A-2a Asset-backed Notes, Class A-2b Floating Rate Asset-backed Notes, 5.50% Class A-3 Asset-backed Notes, 5.51% Class A-4 Asset-backed Notes, 5.69% Class B Asset-backed Notes, 5.84% Class C Asset-backed Notes and 6.42% Class D Asset-backed Notes (collectively, the “Notes”) pursuant to the Indenture, dated as of April 1, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and the Indenture Trustee;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the issuance of certain beneficial interests in the Issuer, including (i) a Sale and Servicing Agreement, dated as of April 1, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”), by and among the Issuer, CarMax Auto Funding LLC, a Delaware limited liability company, as depositor, and CarMax Business Services, LLC, as servicer, (ii) a Letter of Representations, dated April 24, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, the “Note Depository Agreement”), by the Issuer and delivered to The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, (iii) the Indenture and (iv) an Asset Representations Review Agreement, dated as of April 1, 2024 (as amended, supplemented or otherwise modified and in effect from time to time, the “Asset Representations Review Agreement”), by and among the Issuer, CarMax Business Services, LLC, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer (collectively with the Sale and Servicing Agreement, the Note Depository Agreement and the Indenture, the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuer and Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee (in such capacity, the “Owner Trustee”), are required to perform certain duties in connection with (i) the Notes and the collateral pledged to secure the Notes pursuant to the Indenture (the “Collateral”) and (ii) the beneficial interests in the Issuer;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof, among CarMax Auto Owner Trust 2024-2, as issuer, CarMax Auto Funding LLC, as depositor, and CarMax Business Services, LLC, as servicer, as amended, supplemented or otherwise modified and in effect from time to time.

(b) All terms defined in this Administration Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Administration Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Administration Agreement or in any such certificate or other document, and accounting terms partly defined in this Administration Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings assigned to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Administration Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Administration Agreement or in any such certificate or other document shall control.

(d) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Administration Agreement shall refer to this Administration Agreement as a whole and not to any particular provision of this Administration Agreement; Article, Section, subsection, Schedule and Exhibit references contained in this Administration Agreement are references to Articles, Sections, subsections, Schedules and Exhibits in or to this Administration Agreement unless otherwise specified. The term “including” shall mean “including without limitation.”

(e) The definitions contained in this Administration Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

SECTION 2. Duties of the Administrator.

(a) Duties with Respect to the Related Agreements and the Transaction Documents.

(i) The Administrator shall perform all its duties as Administrator under the Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s or the Owner Trustee’s duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Owner Trustee, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that the Issuer or the Owner Trustee is obligated to take (other than any obligation to make any payment required to be made by the Issuer under any Related Agreements) pursuant to the Indenture and the Asset Representations Review Agreement, including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

(A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.5);

(B) the notification of Noteholders of the final principal payment on their Notes (Section 2.8(g));

(C) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Sections 2.2, 2.3, 2.6 and 2.13);

(D) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13);

(E) the preparation, obtaining or filing of the instruments, opinions, certificates and other documents required for the release of collateral (Section 2.10);

(F) the duty to give the Indenture Trustee notice of any appointment of a new Calculation Agent (Section 3.1):

(G) the duty to determine a Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes, SOFR Adjustment Conforming Change or any other matters related to or arising in connection with the foregoing and provide such information to the Servicer for inclusion in the Servicer’s Certificate (Section 3.1);

(H) the maintenance of an office or agency in St. Paul, Minnesota, where Notes may be surrendered for registration of transfer or exchange (Section 3.2);

(I) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.3);

(J) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.3);

(K) the obtaining and preservation of the Issuer’s existence and qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate (Section 3.4);

(L) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.5);

(M) the duty to use best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Indenture and the other Transaction Documents (Section 3.7(a));

(N) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.6 and 3.9);

(O) the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.7(b));

(P) the preparation and delivery of written notice to the Indenture Trustee, the Depositor and the Rating Agencies of an Event of Servicing Termination under the Sale and Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 3.7(d));

(Q) the preparation and delivery of written notice to the Depositor, the Indenture Trustee and the Rating Agencies of any termination of the Servicer’s rights and powers under the Sale and Servicing Agreement and the preparation and delivery of written notice to the Depositor, the Indenture Trustee and the Rating Agencies of any appointment of a Successor Servicer under the Sale and Servicing Agreement (Section 3.7(f));

(R) the duty to cause the Servicer to comply with Sections 3.7, 3.9, 3.10, 3.11, 3.12, 3.13 and 3.14 and Article VII of the Sale and Servicing Agreement (Section 3.14);

(S) the preparation and obtaining of documents and instruments required for the consolidation or merger of the Issuer (Section 3.10(a)(vi)) or the conveyance or transfer by the Issuer of its properties or assets (Section 3.10(b));

(T) the preparation and delivery of written notice to the Indenture Trustee, the Depositor and the Rating Agencies of each Event of Default under the Indenture, each default by the Depositor or the Servicer under the Sale and Servicing Agreement and each default by the Seller or the Depositor under the Receivables Purchase Agreement (Section 3.18);

(U) upon the request of the Indenture Trustee, the duty to execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture (Section 3.20);

(V) the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate (if required) relating thereto (Section 4.1);

(W) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.4);

(X) the duty to take various lawful actions upon the request of the Indenture Trustee in connection with compelling or securing the performance and observance by the Depositor and the Servicer of their respective obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of its obligations under or in connection with the Receivables Purchase Agreement (Section 5.16);

(Y) the preparation and delivery of written notice to the Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.8);

(Z) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10);

(AA) the maintenance of the effectiveness of the sales finance company licenses required under the Maryland Code and the Pennsylvania Motor Vehicle Sales Finance Company Act (Section 3.21);

(BB) the furnishing or causing to be furnished to the Indenture Trustee of the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.1);

(CC) the preparation and, after execution by the Issuer, filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by the rules and regulations of, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.3);

(DD) the duty to send to the Servicer any request of a Note Owner to communicate with other Noteholders or Note Owners about a possible exercise of rights under the Transaction Documents (Section 7.5(b));

(EE) the duty to remove the Asset Representations Reviewer or appoint a replacement Asset Representations Reviewer (which costs associated with the termination of the Asset Representations Reviewer and the appointment of a successor shall be borne by the Administrator) and cause the retiring Asset Representations Reviewer to provide the successor Asset Representations Reviewer with any information relating to an ongoing Asset Representations Review and providing a copy of any Asset Representations Review Notice to the Seller, the Depositor and the Servicer (Section 7.6);

(FF) the opening of one or more trust accounts in the Indenture Trustee’s name, the preparation and delivery of Issuer Orders, Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to the investment and reinvestment of funds in the Collection Account and the Reserve Account (Sections 8.2 and 8.3);

(GG) the preparation and delivery of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.4 and 8.5);

(HH) the preparation and delivery of Issuer Orders and the obtaining of an Opinion of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders and the Rating Agencies, as applicable, of notices with respect to such supplemental indentures (Sections 9.1, 9.2 and 9.3);

(II) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.6);

(JJ) the duty to notify Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.2);

(KK) the preparation and delivery of Officer’s Certificates and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 11.1(a), (c), (d) and (e));

(LL) the preparation and delivery of Officer’s Certificates and the obtaining of Opinions of Counsel and Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.1(e));

(MM) the preparation and delivery of written notice to the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to the Indenture (Section 11.4);

(NN) the preparation and delivery to the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.6); and

(OO) the recording of the Indenture, if applicable (Section 11.15).

(ii) The Administrator (but not the Indenture Trustee if it is then acting as the successor Administrator) shall:

(A) pay the Indenture Trustee from time to time such compensation and fees for all services rendered by the Indenture Trustee under the Indenture as have been agreed to in a separate fee schedule between the Administrator and the Indenture Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

(C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture; and

(D) indemnify the Owner Trustee and its agents for, and hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement.

(b) Additional Duties.

(i) In addition to the duties of the Administrator set forth above, the Administrator (A) shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that the Issuer or the Owner Trustee is obligated to prepare pursuant to the Related Agreements or Sections 5.5(i), (ii), (iii) or (iv) of the Trust Agreement and (B) shall take all appropriate action that the Issuer or the Owner Trustee is obligated to take pursuant to the Related Agreements. In furtherance of the foregoing, the Owner Trustee shall, on behalf of itself and the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 6 of this Agreement, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and are reasonably within the capability of the Administrator.

(ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a registered holder of the beneficial interests in the Issuer as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the Transaction Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Issuer or the Owner Trustee set forth in Sections 5.5(i), (ii), (iii), (iv) and 5.6(a) of the Trust Agreement with respect to, among other things, accounting and reports to the beneficial owners of the interests in the Issuer.

(iv) To the extent that any tax withholding is required as contemplated in Section 5.2(c) of the Trust Agreement, the Administrator shall deliver to the Owner Trustee and the Indenture Trustee, on or before February 15, 2025, a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee and the Paying Agent as to such tax withholding and the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall update such certificate if any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(v) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement or any other Related Agreement.

(vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(vii) The Administrator shall give notice to each Rating Agency of: (A) any merger or consolidation of the Owner Trustee pursuant to Section 10.4 of the Trust Agreement; (B) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (C) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (D) the termination of, and/or appointment of a successor to, the Servicer pursuant to Sections 8.1 or 8.2 of the Sale and Servicing Agreement; (E) any declaration of acceleration of the Notes or rescission and annulment thereof pursuant to Section 5.2 of the Indenture; (F) any redemption of the Notes pursuant to Section 10.1 of the Indenture; (G) any proposed action pursuant to Section 4.1 of the Trust Agreement; and (H) any amendment or supplement to the Trust Agreement pursuant to Section 11.1 of the Trust Agreement; in the case of each of (A) through (H), promptly upon the Administrator being notified thereof by the Owner Trustee, the Indenture Trustee, the Servicer or the Noteholders, as applicable.

(viii) To the extent a Repurchase Request received from a Noteholder or Verified Note Owner has not been resolved, the alleged breach has not otherwise been cured or the related Receivable has not otherwise been repurchased, paid-off or otherwise satisfied, within 180 days of the receipt of notice of the Repurchase Request by the Depositor, the Administrator shall direct the Indenture Trustee to notify such Requesting Party that the Repurchase Request remains unresolved in connection with Section 2.4(c) of the Sale and Servicing Agreement.

(c) Non-Ministerial Matters.

(i) The Administrator shall not take any action with respect to matters that, in the reasonable judgment of the Administrator, are non-ministerial unless within a reasonable time before the taking of such action the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent, which consent shall not be unreasonably withheld or delayed, or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial” matters shall include, without limitation:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer or the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables or Permitted Investments);

(C) the amendment, change or modification of the Related Agreements;

(D) the appointment of successor Note Registrars, successor Paying Agents, successor Calculation Agent or successor Indenture Trustees pursuant to the Indenture, the appointment of successor Administrators or Successor Servicers or the consent to the assignment by the Note Registrar, the Paying Agent, Calculation Agent or the Indenture Trustee of its obligations under the Indenture;

(E) the removal of the Indenture Trustee; and

(F) the removal of the Asset Representations Reviewer.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (A) make any payments to the Noteholders under the Related Agreements or (B) take any other action that the Issuer directs the Administrator not to take on its behalf.

SECTION 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Company at any time during normal business hours.

SECTION 4. Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement, and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $500 per month, which compensation shall be solely an obligation of the Servicer.

SECTION 5. Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer may reasonably request.

SECTION 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 8. Other Activities of Administrator. Nothing contained in this Agreement shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

SECTION 9. Term of Agreement; Resignation and Removal of Administrator.

(a) This Agreement shall continue in full force and effect until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(c) Subject to Sections 9(e) and 9(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least sixty (60) days’ prior written notice; provided, however, that in the event the Servicer is removed as the Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement following the occurrence of an Event of Servicing Termination, the Servicer shall be simultaneously removed as Administrator hereunder.

(d) Subject to Sections 9(e) and 9(f), at the sole option of the Issuer, the Issuer may remove the Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur and be continuing:

(i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

If any of the events specified in clauses (ii) or (iii) of this Section 9(d) shall occur, the Administrator shall give written notice thereof to the Issuer and the Indenture Trustee within seven (7) days after the occurrence of such event.

(e) No resignation or removal of the Administrator pursuant to Section 9(d) shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. In the event that the Indenture Trustee is the successor Administrator, CarMax’s payment obligations pursuant to Sections 5.16(a) and 6.7(a) of the Indenture shall survive any termination, resignation or removal of CarMax as Administrator.

(f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to such appointment.

(g) Subject to Sections 9(e), 9(f) and 20, the Administrator acknowledges that upon the appointment of a Successor Servicer pursuant to the Sale and Servicing Agreement the Administrator shall immediately resign and such Successor Servicer shall automatically become the Administrator under this Agreement.

SECTION 10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a), the resignation of the Administrator pursuant to Section 9(b) or the removal of the Administrator pursuant to Sections 9(c) or (d), the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation of the Administrator pursuant to Section 9(b) or the removal of the Administrator pursuant to Sections 9(c) or (d), the Administrator shall cooperate with the Issuer and take all reasonable steps requested by the Issuer to assist the Issuer in making an orderly transfer of the duties of the Administrator.

SECTION 11. Notices. All demands, notices and other communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (i) in the case of the Issuer, to CarMax Auto Owner Trust 2024-2 c/o the Owner Trustee at the following address: Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (ii) in the case of the

Administrator, at the following address: 12800 Tuckahoe Creek Parkway, Richmond, Virginia 23238, Attention: Treasury Department, and (iii) in the case of the Indenture Trustee, at the following address: 190 South LaSalle Street, 7th Floor, Mail Code: MK-IL-SL7C Chicago, Illinois 60603, Attention: CAOT 2024-2, or, in each case, to such other address as any party shall have provided to the other parties in writing. If CarMax is no longer the Administrator, the successor Administrator shall provide any notices required to be given to the Rating Agencies to the Depositor, who shall promptly provide such notices to the Rating Agencies.

SECTION 12. Amendments.

(a) This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee, without the consent of any Noteholder or any other Person; provided, however, that (i) any such amendment shall not, as evidenced by an Opinion of Counsel to the Seller delivered to the Indenture Trustee, adversely affect in any material respect the interests of the Noteholders or (ii) the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class or, if the Notes have been paid in full, the Holders of Certificates evidencing not less than 51% of the aggregate Certificate Percentage Interest, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may:

(i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholders without the consent of all Noteholders and Certificateholders adversely affected by such amendment; or

(ii) reduce the percentage of the Note Balance or the percentage of the aggregate Certificate Percentage Interest the consent of the Holders of which is required for any amendment to this Agreement without the consent of all the Noteholders and Certificateholders adversely affected by such amendment.

(c) Any term or provision of this Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Certificates without the consent of any Noteholder, the Trust, the Owner Trustee or any other Person; provided, however, that the Administrator shall provide written notification of the substance of such amendment to the Owner Trustee.

(i) Prior to the execution of any amendment or consent pursuant to Section 12, the Administrator shall provide written notification of the substance of such amendment or consent to each Rating Agency.

(ii) Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish an executed copy of such amendment to the Owner Trustee and the Rating Agencies.

(iii) It shall not be necessary for the consent of the Noteholders or Certificateholders pursuant to Section 12(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders or Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders or Certificateholders shall be subject to such reasonable requirements as the Owner Trustee and the Indenture Trustee may prescribe.

(iv) Prior to the execution of any amendment pursuant to Section 12, the Indenture Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel or an Officer’s Certificate of the Administrator stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent provided for in this Agreement to the execution of such amendment have been complied with. The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee’s or Indenture Trustee’s own rights, duties or immunities under this Agreement or otherwise and any such amendment shall require the consent of the Owner Trustee or the Indenture Trustee, as applicable.

SECTION 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and the Rating Agency Condition has been satisfied with respect to such assignment. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided, however, that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of such assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

SECTION 14. GOVERNING LAW; WAIVER OF RIGHT TO JURY TRIAL.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN LEGAL PROCEEDINGS RELATING TO THIS AGREEMENT.

SECTION 15. Counterparts and Electronic Signature. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purposes of validity, enforceability and admissibility.

SECTION 16. Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

SECTION 17. Not Applicable to CarMax in Other Capacities. Nothing in this Agreement shall affect any obligation CarMax may have in any other capacity.

SECTION 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has not verified and made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee not in its individual capacity but solely as Indenture Trustee, and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 19. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

SECTION 20. Successor Servicer and Administrator. The Administrator shall undertake, as promptly as possible after the giving of notice of termination to the Servicer of the Servicer’s rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, to enforce the provisions of such Section 8.1 or Section 8.2 of the Sale and Servicing Agreement, as applicable, with respect to the appointment of a Successor Servicer. Such Successor Servicer shall, upon compliance with the last sentence of Section 8.2(a) of the Sale and Servicing Agreement, become the successor Administrator hereunder; provided, however, that if the Indenture Trustee shall become such successor Administrator, the Indenture Trustee shall not be required to perform any obligations or duties or conduct any activities as the successor Administrator that would be prohibited by law and not within the banking and trust powers of the Indenture Trustee; and, provided, further, that the Indenture Trustee as the successor Administrator shall not assume any of the obligations specified in Section 2(a)(ii). In such event, the Indenture Trustee may appoint a sub-administrator to perform such obligations and duties. Any transfer of servicing pursuant to Section 8.2 of the Sale and Servicing Agreement and related succession as Administrator hereunder shall not constitute an assumption by the related successor Administrator of any liability of the related outgoing Administrator arising out of any breach by such outgoing Administrator of such outgoing Administrator’s duties hereunder prior to such transfer.

SECTION 21. Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Depositor, the Administrator, the Owner Trustee and the Indenture Trustee shall not at any time acquiesce, petition or otherwise invoke, or cooperate with or encourage others to acquiesce, petition or otherwise invoke, or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b) Notwithstanding any prior termination of this Agreement, the Issuer, the Administrator, the Owner Trustee and the Indenture Trustee shall not at any time acquiesce, petition or otherwise invoke, or cooperate with or encourage others to acquiesce, petition or otherwise invoke, or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.

SECTION 22. Regulation AB. The Administrator shall cooperate in good faith with the Issuer, the Indenture Trustee and the Depositor to ensure compliance by the Depositor with the provisions of Regulation AB. The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel or otherwise. The Administrator shall deliver to the Depositor (including any of its assignees or designees) upon request any and all reports, statements, certifications, records and other information necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Administrator and the Receivables, or the performance of the Administrator’s duties pursuant to this Agreement, reasonably believed by the Depositor to be necessary in order to effect such compliance. None of the Issuer, the Indenture Trustee or the Depositor shall request information or disclosures pursuant to this Section 22 other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act or the rules and regulations of the Commission under the Securities Act or the Exchange Act.

SECTION 23. Legal Fees Associated with Indemnification. With respect to any indemnification provisions in this Agreement providing that a party to this Agreement is required to indemnify another party to this Agreement for attorney’s fees and expenses, such fees and expenses are intended to include attorney’s fees and expenses relating to the enforcement of such indemnity.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

CARMAX AUTO OWNER TRUST 2024-2

By: WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

CARMAX BUSINESS SERVICES, LLC, as Administrator

By:
Name:
Title:

Administration Agreement (CAOT 2024-2)

EXHIBIT A

POWER OF ATTORNEY

STATE OF _____________	)
)
COUNTY OF ___________	)

WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for CARMAX AUTO OWNER TRUST 2024-2, a Delaware statutory trust (the “Issuer”), does hereby make, constitute and appoint CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company, as administrator (the “Administrator”) under the Administration Agreement dated as of April 1, 2024 (the “Administration Agreement”), among the Issuer, the Administrator and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as attorneys-in-fact to execute on behalf of the Owner Trustee or the Issuer all such documents, reports, filings, instruments, certificates and opinions as the Owner Trustee or the Issuer is obligated to prepare, file or deliver pursuant to the Related Agreements or pursuant to Sections 5.5(i), (ii), (iii) or (iv) of the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit and settlements. All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked. All capitalized terms used but not defined in this power of attorney shall have the respective meanings set forth in the Administration Agreement.

It is expressly understood and agreed by the attorneys-in-fact and any person relying on this Power of Attorney that (a) the Administration Agreement and this Power of Attorney is executed and delivered by Wilmington Trust, National Association, not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements made in the Administration Agreement or in this Power of Attorney on the part of the Issuer or Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing in the Administration Agreement or herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained in the Administration Agreement or herein of the Owner Trustee or the Issuer, all such liability, if any, being expressly waived by the attorneys-in-fact and any person relying on this Power of Attorney and by any person claiming by, through or under the attorneys-in-fact or such person, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made in the Administration Agreement or herein and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee or Issuer under the Administration Agreement, this Power of Attorney or any other related documents.

Ex. A-1

Notwithstanding anything herein to the contrary, this Power of Attorney does not, and is not intended to, and will not be construed to, grant any authority to the attorneys-in-fact to (i) expand, increase, incur, or otherwise impose any duties, liabilities or obligations of or on the Owner Trustee, as trustee or in its individual capacity, or (ii) provide any guaranty, indemnity or property of the Owner Trustee, as trustee or in its individual capacity, for any reason whatsoever.

Ex. A-2

EXECUTED this ____ day of April, 2024.

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

STATE OF _____________	)
) ss. :
COUNTY OF ___________	)

BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ____________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, and that said person executed the same for the purpose and consideration therein expressed, and in the capacities therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this ____ day of April, 2024.

Notary Public in and for the State of __________

[SEAL]

My commission expires: ____________

Ex. A-3